UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    May 20, 2016

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio

 (State or other jurisdiction
of incorporation)
1-8399

(Commission
File Number)
31-1189815

(IRS Employer
Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio

(Address of principal executive offices)
43085

 (Zip Code)

Registrant’s telephone number, including area code:                    (614) 438-3210

 Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 20, 2016, Worthington Industries, Inc. (the “Company”) announced that Geoff G. Gilmore, who currently serves as President of The Worthington Steel Company (the Steel Processing operations of the Company), has been named President of Worthington Cylinder Corporation (the Pressure Cylinders operations of the Company), effective June 1, 2016, and that John G. Lamprinakos, who currently serves as President of Worthington Industries Engineered Cabs, will become President of The Worthington Steel Company, also effective June 1, 2016.  In the announcement, the Company said that a leader for Worthington Industries Engineered Cabs will be named in the near future.

A copy of the news release issued by the Company on May 20, 2016, to announce the leadership moves related to the positions of President of The Worthington Steel Company and President of Worthington Cylinder Corporation is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)-(c)   Not applicable.
(d)     Exhibits:
Exhibit No.        Description

99.1   News Release issued by Worthington Industries, Inc. on May 20, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2016
WORTHINGTON INDUSTRIES, INC.

By: /s/ Dale T. Brinkman
Dale T. Brinkman, Vice President-
Administration, General Counsel and Secretary